1 WSFS Financial Corporation 1Q 2022 Earnings Release Supplement April 2022 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including ability to successfully integrate and fully realize the cost savings and other benefits of our recent acquisition of Bryn Mawr Bank Corporation (“BMT”) and the uncertain effects of the COVID-19 pandemic and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2021, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include core earnings per share (“EPS”), core EPS excluding initial BMT ACL provision, core net income, core return on equity (“ROE”), core efficiency ratio, pre-provision net revenue (“PPNR”), core PPNR, PPNR to average assets ratio, core PPNR to average assets ratio, core return on assets (“ROA”), core ROA excluding initial BMT ACL provision, core net interest income, core net interest margin (“NIM”), return on tangible common equity (“ROTCE”), tangible book value (“TBV”) per share, TBV Dilution, core ROTCE, core fee revenue and core fee revenue as a percentage of total core net revenue. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

3 1Q 2022 Financial Highlights 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Excludes net income that is attributable to noncontrolling interest 3.Tax-equivalent 1Q 2022 Core PPNR1 of $76.2 million, or 1.47% of assets, highlights strong and diversified performance, and a successful combination and conversion of Bryn Mawr Trust 1Q 2022 Highlights: • Excluding initial BMT ACL provision1, Core ROA was 1.17% and Core EPS was $0.93 • Core Fee Revenue1 of $60.6 million and Core Fee Revenue Percentage1 of 30.4% • Net credit costs were $19.3 million including $23.5 million initial BMT ACL provision due to continued positive credit trends • Core Efficiency Ratio1 of 61.7% excluding one-time Corporate Development and Restructuring cost of $51.6 million • Consistent with original expectations, Corporate Development and Restructuring had an EPS impact of $0.60 and ROA impact of 75bps in the quarter • Repurchased 938,985 shares of common stock for $47.6 million this quarter • The Board of Directors approved a quarterly cash dividend of $0.13 per share of common stock 1Q 2022 $ in millions (except per share amounts) Reported Core1 EPS $0.06 $0.66 ROA 0.07% 0.83% Net Income2 $3.8 $43.0 PPNR1 $24.7 $76.2 PPNR %1 0.48% 1.47% ROE 0.57% 6.41% ROTCE1 1.58% 10.72% NIM 3.01% 3.01% Fee Revenue $60.6 $60.6 Fee Revenue %4 30.4% 30.4% Efficiency Ratio 87.5% 61.7% ACL Ratio 1.19% 1.19% Bank CET1 13.93% 13.93%

4 • On track to meet or exceed 65% annual cost savings in 2022; full cost run-rate savings by 1Q 2023 • On track for reduction in total branch count by approximately 30% or 40 branches • 40,000+ new Banking Customer households welcomed as part of this conversion • 34 branches consolidated this quarter • Wealth and Trust integration anticipated late 2022/early 2023 WSFS and Bryn Mawr Trust Update 1 Please see Appendix for a detailed key metrics reconciliation 2 Other Marks includes CDs, Real Estate, and Other Borrowings 3 Includes all previous, current, and future transaction-related impacts and the assumption to pause share repurchases, consistent with the original transaction model Transaction Update Conversion Update Bank technology, branding, and branch conversion successfully completed Announced branding for Wealth and Trust Key Metrics Update1 Total Consideration $976.4mm Total Loan Discount $31.3mm Initial BMT ACL Provision $41.8mm Wealth Customer Intangibles $67.5mm Core Deposit Intangible $5.1mm Other Marks2 $21.1mm TBV Dilution Estimate (6.13%) Deal Announcement As of March 10, 2021 Total Consideration $908.0mm Total Loan Discount $52.5mm Initial BMT ACL Provision $23.5mm Wealth Customer Intangibles $60.4mm Core Deposit Intangible $10.9mm Other Marks2 $13.9mm TBV Dilution Estimate3 (2.26%) Current As of March 31, 2022

5 3 2022 Core Outlook as originally presented in 4Q 2021 Presentation Loan Growth2 Mid-to-high single digit growth excluding residential mortgage portfolio; Leasing and Consumer Partnership portfolio expecting double-digit growth; assumes reduction in loan payoff levels due to rate environment Deposit Growth2 Flat deposit growth; assumes continued levels of elevated customer liquidity Net Interest Margin Range of 3.15% - 3.20%; assumes three 25bp interest rate increases; approx. 7-11 bps of purchased loan accretion; 35-45 bps negative impact from elevated customer liquidity Fee Revenue Growth2 Mid single digit growth including reduction in overdraft fees, Durbin impact on BMT interchange, and loss of PPP fees; Cash Connect with double-digit growth; Trust and Wealth expected to grow mid-to-high single digits; rollout of Capital Markets across franchise; Fee Revenue Ratio in low-to-mid 30% Provision Costs $15-$25 million reflecting net loan growth and excluding the impact of ACL attributable to the acquisition of the BMT loan portfolios Efficiency Ratio Low 60s driven by phasing in of BMT cost synergies and continued talent and Delivery Transformation investments; 4Q Efficiency Ratio expected in the high 50s Tax Rate Approximately 24% 2022 Core Outlook1 Outlook FY Core ROA range of 1.05% - 1.15%; 4Q of 1.20% +/- ; Resulting from franchise growth, BMT cost synergies, continued investments in talent and technology 1 The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy 2 Growth rates from pro forma 2021 combined WSFS and BMT

6 $29.24 $1.05 ($0.85) ($4.26) ($2.19) $22.99 $- $5 $10 $15 $20 $25 $30 $35 12/31/2021 Core Earnings Buybacks & Dividends AOCI BMT 3/31/2022 2022 Core Outlook - Interest Rate Update 1 Assumes each interest rate increase is 25 bps 2 TBV includes 15% decline from Accumulated Other Comprehensive income (AOCI), and 7% decline from BMT transaction consistent with original expectations 3 Includes all current quarter transaction-related impacts consistent with the original transaction model +16bps +30bps 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% FY Outlook 4Q Outlook Base NIM PAA Original Rate Impact Incremental Rate Impact Net Interest Margin +16bps to 2022 NIM FY Outlook Return on Assets +10bps to 2022 ROA FY Outlook 3.50% to 3.55% +10bps +19bps 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% FY Outlook 4Q Outlook Base ROA Original Rate Impact Incremental Rate Impact 1.15% to 1.25% 1.35% to 1.45% Tangible Book Value Per Share2 Seven total rate increases1 lifts 2022 Outlook Rate Impact; Annualized impact of every 25bps increase is 7bps NIM and 4bps ROA 3.30% to 3.35% 3

7 3 2022-2024 Strategic Plan Core Return on Average Assets1 • Continued Core ROA expansion from interest rate environment, loan and fee growth • Strategic Plan incorporates macroeconomic considerations for inflation and credit cycle • Loan growth impacted by timing and pace of excess liquidity runoff, GDP growth, and rate environment • Fee growth impacted by market volatility, mortgage rate environment, and overall health in the economy • Inflation impacts on Talent and third-party costs likely result in higher-than-normal cost growth, while still maintaining positive operating leverage • Ranges in ACL provision dependent on potential changes in credit risk including anticipated trends above the current historically low credit cost environment, resulting in a provision as a percent of total loans in the range of 40bps-50bps Delivering sustainable high-performance, defined as top-quintile Core ROA relative to our peer group, continues to be our primary financial strategic objective 1.40% 0.17% 0.02% 0.07% (0.05%) (0.08%) 1.53% 0.20% 0.01% 0.03% (0.04%) (0.03%) 0.17% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 4Q'22 ADJ Rate Environment Loan Growth Fee Growth Cost Inflation ACL Provision 4Q'24 Baseline Economic Impact on Performance 1.70% +/- 1 The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

8 Loan and Deposit Growth • Pro forma Core Deposit growth of $291 million, or 7% annualized, driven by higher Corporate Trust deposits • 56% of Customer Deposits are in Wealth and Trust, Commercial, and Small Business portfolios • Pro forma growth of $49 million, or 2% annualized, excluding Residential Mortgages, driven by Consumer loan growth • Strong annualized growth in Construction loans and Leases, offset by C&I loans Consumer 44% Wealth and Trust 14% Commercial 23% Small Business 19% 1Q 2022 Customer Deposits By LOB 1 Pro forma balances includes Bryn Mawr Trust loans and deposits net of fair value marks acquired on 1/1/2022 Continued diversified deposit growth and strong loan-to-deposit ratio of 64% positioned well for organic loan growth ($ in millions) Mar 2022 Dec 2021 Pro forma Dec 2021 QoQ Pro forma $ Growth Proforma Annalized % Growth Noninterest Demand $6,639 $4,565 $6,207 $432 28% Interest Demand Deposits $3,292 $2,793 $3,538 ($246) (28%) Savings $2,279 $1,971 $2,263 $16 3% Money Market $4,179 $2,906 $4,090 $89 9% Total Core Deposits $16,389 $12,235 $16,098 $291 7% Customer Time Deposits $1,156 $989 $1,194 ($38) (13%) Total Customer Deposits $17,545 $13,224 $17,292 $253 6% Deposits - 1Q 2022 vs Pro forma1 ($ in millions) Mar 2022 Dec 2021 Pro forma Dec 2021 QoQ Pro forma $ Growth Pro forma Annualized % Growth C & I Loans $4,311 $3,271 $4,396 ($85) (8%) Commercial Mortgages $3,434 $1,882 $3,397 $37 4% Construction Loans $924 $687 $896 $28 13% Commercial Leases $491 $352 $471 $20 17% Total Commercial Loans $9,160 $6,192 $9,160 $0 0% Residential Mortgage (HFS/HFI) $862 $649 $963 ($101) (42%) Consumer Loans $1,382 $1,159 $1,333 $49 15% Total Gross Loans $11,404 $8,000 $11,456 ($52) (2%) Acquired HFI Resi Mortgage $654 $386 $701 ($47) (27%) Gross Loans ex Acquired HFI Resi Portfolio $10,750 $7,612 $10,755 ($5) (0%) Loans - 1Q 2022 vs Pro forma1

9 Excess Liquidity Impact and Management Commercial Portfolio: Net New Loan Fundings ($mm)1 Investment Portfolio Highlights • Optimizing excess liquidity and shifting cash to securities • Total securities (cost) as a percentage of assets of 28.6% • 12 percentage points above pre-excess liquidity environment 1 Includes new loans, existing new funding, Commercial runoff portfolio, paydowns, and payoffs. Excludes reclasses, HFS, purchase accounting mark/unearned changes, PPP loans, or Commercial leases 2 Agency Notes & MBS assumes Cash and Investment Portfolio is 18% of Total Assets $1,945 $1,945 $1,945 $1,945 $3,200 $1,056 $1,403 $2,313 $3,305 $2,704 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Investment Expansion ($mm)2 Munis Agency Notes & MBS (Cost) Agency Notes & MBS Growth (Cost) Total Portfolio (Fair Value) $292 $474 $426 $490 $503 ($439) ($427) ($521) ($626) ($516) $(800) $(600) $(400) $(200) - $200 $400 $600 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 New Loan Fundings Paydown/Payoffs Commercial Portfolio Highlights • Net new Commercial Loan Fundings of $503 million driven by continued growth in pipeline • New fundings continue to improve from COVID-19 lows and above pre-COVID-19 levels • Commercial line utilization of 37.2%; representing a 2-year high

10 0.14% 0.11% 0.10% 0.09% 0.07% 4.30% 4.20% 4.16% 4.23% 4.13% 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% 4.4% 0.0% 0.2% 0.3% 0.5% 0.6% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Loans Ex PPP/PAA Yield 3.10% 2.91% 2.82% 2.90% 2.94% 0.37% 0.24% 0.18% 0.19% 0.07% 0.12% 0.08% 0.05% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 NIM Ex PAA/PPP PAA PPP 0 Negative Excess Liquidity Impact on NIM3 Net Interest Margin Trends Well positioned for rising rate environment due to stable NIM, diversified low funding costs, and balance sheet mix 3.59% Average Deposit Cost1 and Loan Yield2 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA and PPP 3 Excess Liquidity includes Cash and Investment Portfolio in excess of 18% of assets 21 3.23% 3.05% 3.10% 0.39% 0.61% 0.61% 0.60% 0.44% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 3.01%

11 $15 $16 $16 $18 $32 $12 $12 $11 $13 $16 $10 $11 $11 $11 $10 $9 $4 $6 $5 $3 $- $10 $20 $30 $40 $50 $60 $70 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Co re F ee R ev en ue ( $m m )2 Wealth Management Banking Cash Connect Mortgage 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Excludes PPP 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets revenue, and other banking related fees • Well-diversified with over 25 discrete lines of business and products within our three main segments: Banking, Wealth Management, and Cash Connect® • Excluding PPP, Core Fee Revenue percentage of 30.5% provides earnings stability through interest rate and credit cycles, and economic environments • 1Q 2022 Core Fee Revenue totaled $60.6 million this quarter, including $31.7 million from Wealth Management • Core Fee Revenue increased $14.6 million, or 31.6%, compared to 4Q 2021 Core Fee Revenue1 Trends Diversified business model drives Core Fee Revenue strength 3 Core Fee Revenue %2 30.2% 30.0% 29.9% 30.0% 30.5%

12 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/2021 Econ Impact Risk Rating Mig./Other Net Loan Growth Initial BMT ACL Provision Subtotal Initial BMT ACL 3/31/2022 0% 1% 2% 3% 4% 5% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 4Q21 Forecast 1Q22 Forecast Coverage Ratio 1 Source: Oxford Economics as of March 2022 2 Hotel loan balances are included in the C&I and Construction segments 3 The initial $49.6 million ACL recorded in connection with the combination with Bryn Mawr Trust includes $23.5 million related to non-purchase credit deteriorated (non-PCD) loans, or initial BMT ACL provision, and $26.1 million related to PCD loans, which does not have an initial income statement impact, but adjusts the amortized cost basis of the loans at acquisition ACL Overview ACL by Segment Full-Year GDP forecast of 3.4% in 2022 and 2.1% in 20231 Full-Year Unemployment forecast of 3.6% in 2022 and 3.4% in 20231 1Q 2022 ACL Commentary 1.19% 1.19% GDP Growth by Quarter Unemployment by Quarter • Coverage ratio of 1.19% and 1.53% including estimated remaining credit mark on the acquired loan portfolio • ACL increased $42 million in 1Q 2022 driven by: • Initial BMT ACL of $49.6 million • Excluding initial BMT ACL provision, 1Q 2022 provision release was ~$4.5 million due to continued improvement in credit trends 1Q 2022 ACL ($mm) 0% 1% 2% 3% 4% 5% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 4Q21 Forecast 1Q22 Forecast ($10) $95 $24 $11 $136 ($10) $26 $110 ($ in millions) $ % $ % $ % C&I2 $119.4 6.38% $44.0 2.33% $59.6 2.44% Construction2 $14.3 1.82% $1.9 0.28% $3.1 0.34% CRE Investor $30.5 1.55% $11.6 0.62% $23.1 0.67% Owner Occupied $9.6 0.72% $4.6 0.34% $6.1 0.33% Leases $6.5 2.43% $6.0 1.70% $6.1 1.24% Mortgage $5.7 0.85% $3.4 0.62% $5.0 0.62% HELOC & HEIL $13.2 1.61% $10.7 1.33% $13.1 1.40% Installment - Other $2.8 4.16% $2.4 4.21% $3.6 4.10% Other $2.8 0.19% $9.9 2.58% $16.7 3.75% TOTAL $204.9 2.51% $94.5 1.19% $136.3 1.19% March 31, 2021 December 31, 2021 March 31, 2022 3 3

13 Non-GAAP Financial Information Appendix:

14 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted net income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of securities gains, realized/unrealized gains (losses) on equity investments, net, corporate development and restructuring expenses, and Contribution to WSFS CARES Foundation; • Core noninterest income, also called core fee revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains and realized/unrealized gains on equity investments, net; • Core fee revenue percentage is a non-GAAP measure that divides (i) core fee revenue by (ii) core net revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of FHLB special dividend; • Core earnings per share (EPS) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core net revenue is a non-GAAP measure that adds (i) core net interest income and (ii) core fee revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • Core efficiency ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and core fee revenue; • Core return on average assets (ROA) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible common equity is a non-GAAP measure and is defined as total average stockholders’ equity less goodwill, other intangible assets; • Tangible book value per share of common stock is a non-GAAP measure and is defined as Tangible common equity divided by shares of WSFS common stock outstanding; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Pre-provision net revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) (recovery of) provision for credit losses; • Core PPNR is a non-GAAP measure that excludes the impact of securities gains, realized/unrealized gains on equity investments, net, corporate development and restructuring expenses, and Contribution to WSFS CARES Foundation; • PPNR percentage is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR percentage is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core return on average equity (ROE) is a non-GAAP measure that divides (i) adjusted net income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period

15 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Net interest income (GAAP) $ 138,558 $ 108,224 $ 114,185 Core net interest income (non-GAAP) $ 138,558 $ 108,224 $ 114,185 Noninterest income (GAAP) $ 60,574 $ 46,027 $ 47,822 Less: Securities gains — — 329 (Plus)/less: Unrealized (loss) gains on equity investments, net (3) — — Core fee revenue (non-GAAP) $ 60,577 $ 46,027 $ 47,493 Core net revenue (non-GAAP) $ 199,135 $ 154,251 $ 161,678 Core net revenue (non-GAAP) (tax-equivalent) $ 199,352 $ 154,499 $ 161,943 Noninterest expense (GAAP) $ 174,457 $ 90,419 $ 95,619 Less/(plus): Corporate development expense 34,038 4,989 2,095 Less/(plus): Restructuring expense 17,514 1,755 (265) Plus: Recovery of legal settlement — (15,000) — Core noninterest expense (non-GAAP) $ 122,905 $ 98,675 $ 93,789 Core efficiency ratio (non-GAAP) 61.7% 63.9% 57.9% Core fee revenue as a percentage of total core net revenue (non-GAAP)(tax-equivalent) 30.4% 29.8% 29.3% Three Months Ended (dollars in thousands, except per share data) March 31, 2022 December 31, 2021 March 31, 2021 GAAP net income attributable to WSFS $ 3,804 $ 56,287 $ 65,082 Plus/(less): Pre-tax adjustments1 51,555 (8,256) 1,501 (Plus)/less: Tax impact of pre-tax adjustments (12,344) 1,863 11 Adjusted net income (non-GAAP) attributable to WSFS$ 43,015 $ 49,894 $ 66,594 Net income (GAAP) $ 3,967 $ 56,401 $ 65,141 Plus: Income tax provision 1,737 15,485 21,407 Less: Provision for (recovery of) credit losses 18,971 (8,054) (20,160) PPNR (Non-GAAP) $ 24,675 $ 63,832 $ 66,388 Plus/(less): Pre-tax adjustments1 51,555 (8,256) 1,501 Core PPNR (Non-GAAP) $ 76,230 $ 55,576 $ 67,889 Average Assets $ 21,019,892 $ 5,419,923 $ 14,256,209 PPNR % (Non-GAAP) 0.48% 1.64% 1.89% Core PPNR % (Non-GAAP) 1.47% 1.43% 1.93% GAAP return on average assets (ROA) 0.07% 1.45% 1.85% Plus/(less): Pre-tax adjustments1 0.99 (0.21) 0.04 (Plus)/less: Tax impact of pre-tax adjustments (0.23) 0.04 — Core ROA (non-GAAP) 0.83% 1.28% 1.89% Plus: Impact of initial BMT ACL provision (tax-effected) 0.34 — — Core ROA excl. initial BMT ACL provision (non-GAAP) 1.17% 1.28% 1.89% Earnings per share (GAAP) $ 0.06 $ 1.18 $ 1.36 Plus/(less): Pre-tax adjustments1 0.79 (0.17) 0.03 (Plus)/less: Tax impact of pre-tax adjustments (0.19) 0.03 — Core earnings per share (non-GAAP) $ 0.66 $ 1.04 $ 1.39 Plus: Impact of initial BMT ACL provision (tax-effected) 0.27 — — Core earnings per share excl. initial BMT ACL provision (non-GAAP) $ 0.93 $ 1.04 $ 1.39 1 Pre-tax adjustments include securities gains, unrealized losses on equity investments, corporate development and restructuring expense, and recovery of legal settlement.

16 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 3,804 $ 56,287 $ 65,082 Plus: Tax effected amortization of intangible assets 2,980 2,063 2,004 Net tangible income (non-GAAP) $ 6,784 $ 58,350 $ 67,086 Average stockholders' equity of WSFS $ 2,722,263 $ 1,913,882 $ 1,771,822 Less: average goodwill and intangible assets 982,800 548,552 556,344 Net average tangible common equity $ 1,739,463 $ 1,365,330 $ 1,215,478 Return on average common equity (GAAP) 0.57% 11.67% 14.90% Return on average tangible common equity (non-GAAP) 1.58% 16.96% 22.38% Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 43,015 $ 49,894 $ 66,594 Plus: Tax effected amortization of intangible assets 2,980 2,063 2,004 Core net tangible income (non-GAAP) $ 45,995 $ 51,957 $ 68,598 Net average tangible common equity $ 1,739,463 $ 1,365,330 $ 1,215,478 Core return on average common equity (non-GAAP) 6.41% 10.34% 15.24% Core return on average tangible common equity (non-GAAP) 10.72% 15.10% 22.89% For the year ended December 31, (dollars in thousands) 2010 2011 2012 2013 Net Income (GAAP) $ 14,117 $ 22,677 $ 31,311 $ 46,882 Adj: Plus/(less) core (after-tax)1 420 (2,664) (11,546) (4,290) Adjusted net income (non-GAAP) $ 14,537 $ 20,013 $ 19,765 $ 42,592 Average Assets $ 3,796,166 $ 4,070,896 $ 4,267,358 $ 4,365,389 GAAP ROA 0.37% 0.56% 0.73% 1.07% Core ROA (non-GAAP) 0.38% 0.49% 0.46% 0.98% For the year ended December 31, (dollars in thousands) 2014 2015 2016 2017 Net Income (GAAP) $ 53,757 $ 53,533 $ 64,080 $ 50,244 Adj: Plus/(less) core (after-tax)1 (4,632) 4,407 4,323 32,597 Adjusted net income (non-GAAP) $ 49,125 $ 57,940 $ 68,403 $ 82,841 Average Assets $ 4,598,121 $ 5,074,129 $ 6,042,824 $ 6,820,471 GAAP ROA 1.17% 1.05% 1.06% 0.74% Core ROA (non-GAAP) 1.07% 1.14% 1.13% 1.21% For the year ended December 31, (dollars in thousands) 2018 2019 2020 2021 Net Income (GAAP) $ 134,743 $ 148,809 $ 114,774 $ 271,442 Adj: Plus/(less) core (after-tax)1 (20,436) 36,295 (18,126) (2,893) Adjusted net income (non-GAAP) $ 114,307 $ 185,104 $ 96,648 $ 268,549 Average Assets $ 7,014,447 $ 11,477,856 $ 13,148,317 $ 14,903,920 GAAP ROA 1.92% 1.30% 0.87% 1.82% Core ROA (non-GAAP) 1.63% 1.61% 0.74% 1.80% 1 For details on our core adjustments for full-year 2010 through 2021 refer to each years’ respective fourth quarter Earnings Release filed at Exhibit 99.1 on Form 8-K

17 Appendix: Non-GAAP Financial Information 1 Completed on a fully tax-equivalent basis For the year ended December 31, (dollars in thousands) 2016 2017 2018 2019 2020 2021 Net interest income (as reported) $ 193,745 $ 221,271 $ 246,474 $ 444,948 $ 465,955 $ 433,649 Adj: Tax-equivalent income 2,970 2,991 1,360 1,215 1,151 1,000 Core net interest income1 (non-GAAP) $ 196,715 $ 224,262 $ 247,834 $ 446,163 $ 467,106 $ 434,649 Average Interest-Earning Assets $ 5,072,473 $ 5,684,724 $ 6,052,145 $ 10,057,074 $ 11,804,926 $ 13,443,701 Net interest margin 3.88% 3.95% 4.09% 4.44% 3.96% 3.23% Core net interest margin (non-GAAP) 3.88% 3.95% 4.09% 4.44% 3.96% 3.23% Noninterest income (as reported) $ 105,061 $ 124,644 $ 162,541 $ 188,109 $ 201,025 $ 185,480 Adj: Securities gains (2,369) (1,984) (21) (333) (9,076) (331) Adj: Realized (gain) loss on sale of equity investment, net - - (3,757) - (22,052) 706 Adj: Unrealized gain on equity investment, net - - (20,745) (26,175) (761) (5,141) Core fee revenue (non-GAAP) $ 102,692 $ 122,660 $ 138,018 $ 161,601 $ 169,136 $ 180,714 Core net revenue (non-GAAP) $ 296,437 $ 343,931 $ 384,492 $ 606,549 $ 635,091 $ 614,363 Core net revenue (tax-equivalent)(non-GAAP) $ 299,407 $ 346,922 $ 385,852 $ 607,764 $ 636,242 $ 615,363 Core fee revenue % (non-GAAP) 34.6% 35.7% 35.9% 26.6% 26.6% 29.4% Core fee revenue % (non-GAAP)(tax-equivalent) 34.3% 35.4% 35.8% 26.6% 26.6% 29.4% Three Months Ended (dollars in thousands) March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Core fee revenue (non-GAAP) $ 60,577 $ 46,027 $ 43,437 $ 43,757 $ 47,493 PPP fee revenue — (63) (3) 389 2,159 Core fee revenue excl. PPP (non-GAAP) $ 60,577 $ 46,090 $ 43,440 $ 43,368 $ 45,334 Core net revenue (non-GAAP) $ 199,135 $ 154,251 $ 147,928 $ 150,506 $ 161,678 PPP income 170 608 2,628 6,135 11,525 Core net revenue excl. PPP (non-GAAP) $ 198,965 $ 153,643 $ 145,300 $ 144,371 $ 150,153 Core fee revenue as a percentage of core net revenue incl. PPP (non-GAAP) 30.4% 29.8% 29.3% 29.1% 29.4% Core fee revenue as a percentage of core net revenue excl. PPP (non-GAAP) 30.5% 30.0% 29.9% 30.0% 30.2%

18 Appendix: Key Deal Metrics $ in Millions Deal Model $ 3/31/2022 $ Life (Years) Amort. Method Wealth Customer Intangible 67.5$ 60.4$ 13-14 Straightline Real Estate 10.5$ 15.2$ 20 Straightline Core Deposit (CDI) Intangible 5.1$ 10.9$ 10 Straightline Time Deposits (CDs) 3.5$ 0.6$ 5 Straightline Other Borrowings 7.1$ (1.9)$ 13 Straightline Other Fair Value Adjustments Pre-tax $ in Millions Credit Interest Rate Total Mark Credit Interest Rate Total Mark Non-PCD Loan Mark (41.8)$ 34.4$ (7.4)$ (20.7)$ (4.3)$ (25.0)$ PCD Loan Mark (30.6)$ 6.7$ (23.9)$ (28.2)$ 0.6$ (27.5)$ Total Loan Mark (72.4)$ 41.1$ (31.3)$ (48.8)$ (3.7)$ (52.5)$ Deal Model 3/31/2022 Loan Mark & CECL $ in Millions Total Assets (GAAP) Less: Goodwill and other intangible assets Total Tangible Assets (non-GAAP) Total stockholders' equity of WSFS (GAAP) Less: Goodwill and other intangible assets Total Tangible Common Equity (non-GAAP) $ in Millions $ Per Share $ Per Share WSFS Estimated TBV 1,203$ 26.90$ 1,392$ 29.24$ Equity Consideration 976 908 Share Buyback Pause 140 140 Additional Intangibles Created (527) (485) Seller One-Time Costs (11) - Buyer One-Time Costs (87) (46) Remaining One-Timers - (41) CECL Reserve (31) (18) Pro Forma TBV 1,663$ 25.25$ 1,850$ 28.58$ Estimated Dilution -6.13% -2.26% 1,751$ 26.80$ 60 (47) (276) (263)$ 1,488$ 22.99$ Deal Announcement1 Pro forma2 Tangible Book Value Reconcilation (non-GAAP) 15,777$ 547 14,002$ 549 13,453$ 1,752 549 Deal Announcement1 Pro forma2 15,230$ 1,939 547 1,392$ 1,203$ March 31, 2022 TBV Subtotal Deal TBV at December 31, 2021 2022 YTD NI and Dividends paid Treasury Share Buybacks AOCI 2022 Performance 1 Deal Model assumptions as of March 10, 2021 2 Pro forma assumptions as of March 31, 2022

19 Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Chairman, President and CEO 302-571-7296 rlevenson@wsfsbank.com Dominic C. Canuso Chief Financial Officer 302-571-6833 dcanuso@wsfsbank.com